UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Reported Event): February 27, 2013 (February 26, 2013)

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	76-0127701
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

NCI Building Systems, Inc. (“NCI” or the “Company”) held its Annual Meeting of Stockholders on Tuesday, February 26, 2013 (the “Annual Meeting”). The number of shares present in person and/or by proxy at such meeting was 71,805,945, representing approximately 96% of the 74,760,103 shares of capital stock issued and outstanding on January 15, 2013, which was the record date for the determination of the stockholders entitled to vote at the meeting. At the Annual Meeting, the stockholders of the Company (i) elected Gary L. Forbes, George Martinez, and Jonathan L. Zrebiec as Class II directors to serve until the annual meeting of stockholders to be held in 2016, (ii) approved the amendment and restatement of NCI’s 2003 Long-Term Stock Incentive Plan, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 3, 2013.

Of the 71,805,945 shares of capital stock of the Company present at the Annual Meeting, in person or by proxy, the following table shows the votes cast for and withheld from each of the nominees for director:

Nominee		Votes Cast For Nominee	Votes Withheld From Nominee	Non Votes
Class II:
Gary L. Forbes	Common	12,863,621	1,192,389	3,613,117
	Preferred	54,136,818	0	0
	Total	67,000,439	1,192,389	3,613,117
George Martinez	Common	12,897,645	1,158,365	3,613,117
	Preferred	54,136,818	0	0
	Total	67,034,463	1,158,365	3,613,117
Jonathan L. Zrebiec	Common	12,342,679	1,713,331	3,613,117
	Preferred	54,136,818	0	0
	Total	66,479,497	1,713,331	3,613,117

In addition to Messrs. Forbes, Martinez and Zrebiec, each of the following persons has a term of office as a director of the Company that continues after the Annual Meeting: Kathleen J. Affeldt, James G. Berges, Norman C. Chambers, John J. Holland, Lawrence J. Kremer and Nathan K. Sleeper.

The stockholders of the Company approved the 2003 Long-Term Stock Incentive Plan, as amended and restated by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	3,425,494	10,478,854	151,662	3,613,117
Preferred	54,136,818	0	0	0
Total	57,562,312	10,478,854	151,662	3,613,117

The stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2013 by the following vote:

Class	For	Against	Abstain	Non-Votes
Common	17,194,941	304,688	169,498	0
Preferred	54,136,818	0	0	0
Total	71,331,759	304,688	169,498	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

By:	/s/ Todd R. Moore
	Name:	Todd R. Moore
	Title:	Executive Vice President, General Counsel & Secretary
February 27, 2013